DUNHILL VENTURE PARTNERS CORP.
   15th Floor - HSBC Building, 885 West Georgia Street, Vancouver, BC, V6C 3E8



June 24, 2002

Flight Safety Technologies, Inc.
28 Cottrell Street
Mystic, Connecticut 06355 U.S.A.

AND TO:

The undersigned Principals
of Flight Safety Technologies Inc.

  Re: Share Exchange with the Shareholders of Flight Safety Technologies, Inc.
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                  Reel Staff, Inc. ("Pubco") and Dunhill Venture Partners Corp.
("Dunhill") understand that the shareholders of Flight Safety Technologies, Inc. (the "Company"), as listed on Schedule "A" to this Agreement (the "Vendors"), are the registered and beneficial owners of all of the issued and outstanding shares in the capital of the Company (the "Vendors' Shares"), consisting of 2,796,000 common shares and 606,343 preferred shares in the capital of the Company. This letter is to confirm our agreement that Dunhill will arrange for Pubco to issue 8,505,857 common shares (the "Exchange Shares") in the capital of Pubco as consideration for the exchange of the Vendors' Shares, subject to the terms and conditions required herein.

                  Upon the terms and subject to the conditions set forth in this letter, Samuel Kovnat and Frank Rees (the "Principals"), have agreed to exchange their Vendors' Shares and will use their best efforts to cause all vendors to exchange the Vendors' Shares for the Exchange Shares (the "Share Exchange"). All Vendors who execute Schedule "A" to this Agreement agree to its terms. The parties covenant and agree each with the others as follows:

1.       INTERPRETATION

1.1      In this Letter, except as otherwise expressly provided:

    (a) "Agreement" means this Letter Agreement, including the preamble and the Schedules hereto, as it may from time to time be supplemented or amended and in effect;

    (b) all references in this Agreement to a designated "Section" or other subdivision or to a Schedule is to the designated Section or other subdivision of, or Schedule to, this Agreement;


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    (c)  the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule;

    (d) the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

    (e) the singular of any term includes the plural, and vice versa; the use of any term is equally applicable to any gender and, where applicable, a body corporate; the word "or" is not exclusive; the word "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word, and the word "include" and its derivatives will be construed accordingly; the expression "to the knowledge of" or any similar expression as applied to a corporation or individual, refers to, (A) in the case of an individual, the knowledge as at the relevant date that such individual had or would have had had he exercised due diligence in making enquiries in relation to the matter in question from all sources of information likely to provide him with knowledge of same, and (B) in the case of a corporate person, the knowledge (as aforementioned) of a director or officer thereof as at the relevant date;

    (f) any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in the United States;

    (g) except as otherwise provided, any dollar amount referred to in this Agreement means the lawful currency of the United States; and

    (h) any other term defined within the text of this Agreement has the meaning so ascribed.

1.2 The following are the Schedules to this Agreement, form part of this Agreement and are incorporated herein by reference:

(a)      Schedule "A" - Shareholders of the Company;
(b)      Schedule "B" - Audited Financial Statements of the Company;
(c)      Schedule "C" - List of Assets of the Company;
(d)      Schedule "D" - Continuing Contractual Obligations of the Company;
(e)      Schedule "E" - Options and Other Rights to Acquire Securities in the
                        Company;
(f)      Schedule "F" - Warranties of the Principals and the Company;
(g)      Schedule "G" - Warranties to be provided by Pubco;
(h)      Schedule "H" - Claims against the Company;
(i)      Schedule "I" - Certificate of Non-U.S. Shareholder;
(j)      Schedule "J" - Certificate of U.S. Shareholder;
(k)      Schedule "K" - Term Sheet for Private Placement; and
(l)      Schedule "L" - Investor Relations Budget.


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


2.       CLOSING
2.1 The closing (the "Closing") of the transactions contemplated herein will take place at 4:00 p.m. local time, on the date which is 5 (five) days after the shareholders of both Pubco and the Company have approved the Share Exchange and any regulatory requirements are complied with, or such other date as may be agreed to by the parties hereto (the "Closing Date"). The parties aim to close the transaction on or before ___________, 2002. The Closing may take place by exchange of the appropriate solicitor's undertakings, which will involve each party's solicitors delivering to his or her counterpart all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to closing have been satisfied or waived by the party which has the benefit of such conditions.

3.       SHARE EXCHANGE

3.1 Based on the representations and warranties and subject to the terms and conditions of this Agreement, the Vendors agree to transfer, assign and sell to Pubco and Pubco shall purchase from the Vendors all of the Vendors' right, title and interest in and to the Vendors' Shares.

3.2 The purchase price to be paid by Pubco for the Vendors' Shares shall be payable to each Vendor on the Closing Date by the allotment and issuance of an aggregate of 8,505,857 Exchange Shares on the basis 2.5 Exchange Shares for each of the Vendors' Share.

3.3 On the Closing Date, Pubco shall deliver to such of the Vendors as shall tender their Vendor's shares pursuant hereto, share certificates registered in the Vendors' respective names for such number of Exchange Shares as is set opposite each Vendor's name on Schedule "A" hereto.

3.4 Pubco agrees to issue options to acquire shares of Pubco's common stock to the holders of share purchase warrants and options of the Company as listed on Schedule "E" hereto. Such Pubco options shall be exercisable on the basis of:

    (a) for each share purchase warrant or option of the Company, the holders thereof shall receive one option of Pubco for each share purchase warrant held, exercisable to acquire 2.5 common shares of Pubco for each option held, at an exercise price of $2.00 per share, for the exercise period that is applicable to the share purchase warrants and options of the Company currently held;

    (b) no fractional shares shall be issued by Pubco pursuant to exercise of the options, with the number of shares issuable to be rounded down to the next whole share; and

    (c) the holders of the options shall agree not to resell any shares received on the exercise of said options for a period of 12 months from the Closing Date.

4.       RESTRICTED SECURITIES

4.1 The Vendors acknowledge that the Exchange Shares issued on exchange of the Vendors' Shares, pursuant to the terms and conditions set forth in this Agreement, will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended (the "1933 Act"), or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable federal, state and provincial securities laws.

4.2 The parties hereto acknowledge that Pubco has advised the Vendors that Pubco is relying on an exemption from the prospectus requirements of applicable securities legislation in the United States to issue the Exchange Shares to each of the Vendors and, as a consequence, certain protections, rights and remedies provided by such securities legislation including statutory rights of rescission or damages, will not be available to the Vendors.

4.3 The Vendors acknowledge that resale of any of the Exchange Shares by the Vendors is restricted except pursuant to an exemption from applicable securities legislation, or pursuant to an effective registration statement.

4.4 It is understood and agreed by the parties hereto that they will provide and execute all such representations and collateral agreements as are reasonably necessary to ensure that the issuance of the Exchange Shares complies with the requirements of all applicable securities legislation.

4.5 It is understood and agreed that the certificates evidencing the Exchange Shares will bear the following legends:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

4.6 Pubco acknowledges that the Company is not a reporting issuer in the United States or in any of the Provinces of Canada and therefore resale of any of the Vendors' Shares is restricted except pursuant to an exemption from applicable securities legislation.



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


5.       ACKNOWLEDGEMENTS OF THE VENDORS

5.1      Each one of the Vendors acknowledges and agrees that:

    (a) none of the Exchange Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act; and in each case only in accordance with applicable state and provincial securities laws;

    (b) other than as set out in this Agreement, Pubco has not undertaken, and will have no obligation, to register any of the Exchange Shares under the 1933 Act;

    (c) each of the Vendors has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Exchange Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

    (d) none of the Exchange Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Principals or the Vendors that any of the Exchange Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board;

    (e) neither the Securities and Exchange Commission (the "SEC") nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Exchange Shares; and

    (f) they irrevocably nominate, constitute and appoint the President of the Company with full power of substitution, as their respective true and lawful attorney and agent, with full power and authority in his name, place and stead and for its use and benefit to execute, swear to, acknowledge, complete, deliver and file as and where required any and all of the following:

               A. all instruments, declarations and certificates necessary to reflect any amendment to the Agreement;

               B. execute and file with any governmental body or instrumentality thereof, any documents necessary to be filed in connection with this Agreement;


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


               C. execute and deliver all such other documents or instruments on behalf of and in the name of the Vendor as may be deemed necessary or desirable by the Company to carry out fully the provisions of this Agreement; and

               D. to complete, amend or modify any of the foregoing or this Agreement and to complete any missing information or correct any clerical or other errors in the completion of this Agreement or any of the foregoing;

    (g) the power of attorney granted herein is irrevocable, is a power coupled with an interest, shall survive the death, disability or other legal incapacity of the Vendor and shall survive the assignment by the Vendor of the whole or any part of the interest of the Vendor in the Company and extends to the heirs, executors, administrators, successors and assigns of the Vendor and may be exercised by the President of the Company, on behalf of the Vendor, by executing any instrument with a single signature as attorney and agent for the Vendor; and

    (h) they agrees to be bound by any representations and actions made or taken in good faith by the President of the Company pursuant to this power of attorney in accordance with the terms hereof and the Vendor hereby waives any and all defences which may be available to contest, negate or disaffirm the action of the President of the Company taken in good faith under this power of attorney.

6.       ACKNOWLEDGEMENTS OF PUBCO

6.1      Pubco acknowledges and agrees that:

    (a) none of the Vendors' Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

    (b) Pubco and each of the officers and directors have been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Vendors' Shares and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions; and

    (c) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Vendors' Shares.


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


7.       COVENANTS

7.1      Between the date hereof and the Closing Date, the Company and the
 Principals:

    (a) will cause the Company to afford to Dunhill and to Pubco and their respective authorized representatives access during normal business hours to all properties, books, contracts, commitments, records of the Company and furnish such copies (certified if requested) thereof and other information as such parties may reasonably request, and to permit Pubco and its respective authorized representatives to make such audit of the books of account of the Company as Pubco may reasonably see fit, but without disruption to the business activities of the Company;

    (b) will use commercially reasonable efforts to cause all Vendors to execute this Agreement by June 30, 2002;

    (c) will diligently take all reasonable steps to obtain, prior to the Closing Date, all consents and approvals required to complete the transactions contemplated herein in accordance with the terms and conditions hereof and give such assurances as may be required in the reasonable opinion of Pubco's counsel for more perfectly consummating the transactions contemplated hereby and referenced herein;

    (d) will cause the Company to conduct its business and affairs diligently and only in the ordinary course, and preserve and maintain the assets and goodwill of the Company;

    (e) will not sell or otherwise in any way alienate or dispose of or encumber any of the assets of the Company, other than in the ordinary course of business;

    (f) will cause the Company to maintain insurance coverage of the scope and in the amounts presently held;

    (g) will not permit the Company to make or agree to make any payment to any director, officer, employee or agent of the Company except in the ordinary course of business and at the regular rates of salary and commission for such person or as reasonable reimbursement for expenses incurred by such person in connection with the Company; and

    (h) use commercially reasonable efforts to obtain an executed Certificate of Non-U.S. Shareholder or Certificate of U.S. Shareholder, in the forms attached hereto as Schedules "I" and "J", respectively, from all the shareholders of the Company and deliver all such certificates to Pubco on or before the Closing Date.

7.2 The Company covenants and agrees with Pubco that the Company shall not, prior to the Closing Date, except with the prior written consent of Pubco:

    (a) make or permit to be made any new employment contracts or other arrangements with any directors, officers, agents, servants or employees of the Company;


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


    (b) make or assume or permit to be made or assumed any commitment, obligation or liability which is outside of the usual and ordinary course of the business of the Company, and for the purpose of carrying on the same, but the Company will operate its properties and carry on its businesses as heretofore and will maintain all of its properties, rights and assets in good standing, order, and repair;

(c) declare or pay any dividends or make any other distributions or appropriations of profits or capital;

(d) create or assume any indebtedness other than in the ordinary course of business or guarantee the obligations of any third party; or

(e) sell or otherwise in any way alienate or dispose of or encumber any of its assets;

provided however that the Company shall, both before and after the Closing Date, execute and do all such further deeds, acts, things and give such assurances as may be required in the reasonable opinion of Pubco's counsel for consummating the transactions contemplated herein, and shall use commercially reasonable efforts to obtain any approvals from third parties as may be required to all of the transactions contemplated hereby and referenced herein.

7.3 On or before the Closing Date, the Company shall take commercially reasonable steps as shall be necessary to obtain approval of its shareholders for the Share Exchange.

7.4 On or before and as a condition of the Closing, Pubco will complete a financing by way of a private placement (the "Private Placement") for gross proceeds of $2,075,000, consisting of 1,037,500 units at $2.00 per unit (each a "Unit"), with each Unit consisting of one common share in the capital of Pubco and one-half of one share purchase warrant (a "Warrant"), with each whole Warrant entitling the holder thereof to acquire one further common share for a period of two years from the Closing Date at a price of $2.00 per common share, as further described on the term sheet attached hereto as Schedule "K".

7.5 A further term of the Private Placement is the requirement that Pubco commits to spend $575,000 of the proceeds of the Private Placement on an investor relations program, to be administered by Dunhill, subject to the approval and oversight of management of the Company and in substantial accordance with the budget attached hereto as Schedule "L", as the same may be revised from time to time with the mutual approval of the Company and Dunhill. The funds for the investor relations program shall be deposited into a joint account in the names of the Company and Dunhill upon closing of the Private Placement.

7.6 Pubco further covenants and agrees with the Principals that it will not, prior to the Closing Date, except with the prior written consent of such of the Principals as may be designated by the Company:

    (a) make or assume any commitment, obligation or liability which is outside of the usual and ordinary course of the business of Pubco and for the purpose of carrying on the same, but Pubco will operate its properties and carry on its business as heretofore and will maintain all of its properties, rights and assets in good order and repair;


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


    (b) declare or pay any dividends on its common shares or make any other distributions or appropriations of profits or capital;

    (c) create or assume any indebtedness or guarantee the obligations of any third party, other than in the ordinary course of its business; or

    (d) sell or otherwise in any way alienate or dispose of any of its assets other than in the ordinary course of business.

7.7 On or before the Closing Date, Pubco shall take commercially reasonable steps as necessary to obtain the consent of the holders of the majority of its issued and outstanding shares for the approval of the Share Exchange and the change of the name of Pubco to "Flight Safety Technologies, Inc.", and the Company and its counsel shall be given a reasonable opportunity to review, comment on and approve the documents necessary to give effect to the foregoing to be filed with the SEC.

8.       NON-MERGER

8.1 The representations, warranties, covenants and agreements of the Company, the Principals and the Vendors contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period ending twelve (12) months after Closing Date, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases each of the Company, the Subsidiary, the Principals and the Vendors of such representation, warranty, covenant or agreement), or any investigation by Pubco, the same will remain in full force and effect for the said same twelve (12) month period after the Closing Date. The representations, warranties, covenants and agreements of the Company, the Principals and the Vendors contained herein related to financial and tax matters will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period of three (3) years after the Closing Date.

8.2 The representations, warranties, covenants and agreements of Pubco contained herein and those contained in the documents and instruments delivered pursuant hereto will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period ending twelve (12) months after the Closing Date, and notwithstanding the completion of the transactions herein contemplated, the waiver of any condition contained herein (unless such waiver expressly releases Pubco of such representation, warranty, covenant or agreement), or any investigation by the Company or the Principals, the same will remain in full force and effect for the said same twelve (12) month period after the Closing Date. The representations, warranties, covenants and agreements of Pubco contained herein related to financial and tax matters will be true at and as of the Closing Date as though made at the Closing Date and will survive the Closing Date for a period of three (3) years after the Closing Date.



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9.       CONFIDENTIALITY

9.1 Each party agrees that all information provided to it by another party (collectively "Confidential Information") shall be held in complete confidence by it and by its advisors and representatives and shall not, without the prior written consent of that other party, be disclosed to any other person, nor used for any other purpose, other than in connection with the evaluation, negotiation and finalization of the transactions contemplated herein. However, a party's obligation does not apply to Confidential Information:

    (a) which is generally available to the public (unless available as a result of a breach of this Agreement);

    (b) which is lawfully in the possession of a party and which was not acquired directly or indirectly from another party; or

    (c) the disclosure of which is required by any applicable law or by any supervisory or regulatory body to whose rules a party is subject.

10.      CONDITIONS PRECEDENT

10.1 The obligations of Dunhill and Pubco to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

    (a) the Agreement has been executed and the purchase of the Vendors' Shares has been approved by Vendors holding at least a majority of the Vendors' Shares on or before the Closing Date;

    (b) the acknowledgements, representations and warranties of the Principals, the Vendors and the Company contained herein are true and correct in all respects at and as of the Closing Date, except as may be in writing disclosed to and approved by Pubco;

    (c) all covenants, agreements and obligations hereunder on the part of the Principals, the Vendors and the Company to be performed or complied with at or prior to the Closing Date, including the Principals', the Vendors', and the Company's obligations to deliver the documents and instruments herein provided for, have been performed and complied with at and as of the Closing Date;

    (d) between the date hereof and the Closing Date, the Company shall not have experienced any event, circumstance or condition or have taken any action or become subject to any action of any character materially and adversely affecting the Company, materially reducing the value of the Company or materially reducing the value of the Vendors' Shares;

    (e) on or before the Closing Date, no federal, state, regional or municipal government of any country applicable to the Company and its business or any agency thereof will have enacted any statute or regulation, announced any policy or taken any action that will materially and adversely affect the Company;

    (f) on or before the Closing Date, Dunhill and counsel for Pubco shall have performed a due diligence review of the Company and its affairs, and both Dunhill and Pubco shall be satisfied, in their sole discretion, as to the operations of the Company after completion of their due diligence investigations thereof;



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


    (g) all consents, orders, approvals and authorizations, including regulatory and judicial approvals and orders, required or necessary for the completion of the Share Exchange, shall have been obtained on terms and conditions satisfactory to Pubco;

    (h) there shall not be in force any order or decree making illegal, restraining or enjoining the consummation of the transactions contemplated by this Agreement;

    (i) there shall not be more than 35 "non-accredited" Vendors, as that term is defined in Rule 501 promulgated under the 1933 Act;

    (j) each Vendor shall have executed and delivered to Pubco, a Certificate of U.S. Shareholder or a Certificate of Non-U.S. Shareholder, as applicable; and

    (k) no action, suit or proceeding concerning the Company will be pending or threatened by or before any court of competent jurisdiction or governmental entity wherein an unfavourable judgment, order, decree, stipulation or injunction would affect materially and adversely the Company, and no such judgment, order, decree stipulation or injunction will be in effect.

10.2 The conditions set forth in Section 10.1 are for the exclusive benefit of Pubco and may be waived by Pubco in writing in whole or in part at any time.

10.3 The obligations of the Vendors and the Company to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

    (a) this Agreement and the sale of the Exchange Shares has been approved by the board of directors of Pubco on or before the Closing Date;

    (b) this Agreement, the sale of the Exchange Shares and the approval of the name change of Pubco to "Flight Safety Technologies, Inc." have been duly approved by the shareholders of Pubco on or before the Closing Date;

    (c) the acknowledgements, representations and warranties of Pubco contained herein are true and correct in all material respects at and as of the Closing Date except as may be in writing disclosed to and approved by the Principals and the Company;

    (d) all covenants, agreements and obligations hereunder on the part of Pubco to be performed or complied with at or prior to the Closing Date, including in particular Pubco's obligations to deliver the documents and instruments herein provided for, have been performed and complied with as at the Closing Date;

    (e) between the date hereof and the Closing Date, Pubco has not experienced any event, circumstance or condition or has taken any action or become subject to any action of any character adversely affecting Pubco, materially reducing the value of Pubco, or materially reducing the value of the Exchange Shares;


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


    (f) counsel for the Principals, and the Company shall have performed a due diligence review of Pubco, and the Principals and the Company shall be satisfied, in their sole discretion, as to the state of the business assets and the operations of Pubco after completion of their due diligence investigation thereof;

    (g) Pubco shall have completed the Private Placement before or contemporaneously with the Closing; and

    (h) Pubco shall have completed the Private Placement in a manner that complies with all applicable state and federal laws and regulations before or contemporaneously with the Closing on terms and conditions consistent with the term sheet attached hereto as Schedule "K" and otherwise approved by the Company and its counsel, such approval not to be unreasonably withheld;

    (i) on or before the Closing Date, no federal, state, regional or municipal government of any country applicable to Pubco and its business or any agency thereof will have enacted any statute or regulation, announced any policy or taken any action that will materially and adversely affect Pubco;

    (j) all consents, orders, approvals and authorizations, including regulatory and judicial approvals, and orders required or necessary for the completion of the Share Exchange and, including, without limitation, conditions precedent thereto, shall have been obtained on terms and conditions satisfactory to the Company and its counsel;

    (k) there shall not be in force any order or decree making illegal, restraining or enjoining the consummation of the transactions contemplated by this Agreement;

    (l) no action, suit or proceeding concerning Pubco will be pending by or before any court of competent jurisdiction or governmental entity wherein an unfavourable judgment, order, decree, stipulation or injunction would affect materially and adversely Pubco and no such judgment, order, decree, stipulation or injunction will be in effect; and

    (m) on or before the Closing Date, the Company shall have received a tax option to the effect that the Share Exchange does not have adverse tax consequences for the Vendors.

10.4 The conditions set forth in Section 10.3 are for the exclusive benefit of the Principals and the Company and may be waived by the Principals and the Company in whole or in part at any time.

10.5 The respective obligations of each party to this Agreement to consummate the transactions herein contemplated are subject to all consents, approvals, authorizations, waivers and orders of any regulatory authorities, shareholders or third parties required or necessary or desirable for the completion of the transactions contemplated herein having been obtained or received by the Company, the Vendors, the Principals and Pubco, as applicable.

11.      TRANSACTIONS OF THE VENDORS, THE PRINCIPALS AND THE COMPANY AT THE
         CLOSING

11.1 At the Closing, the Vendors, the Principals and the Company will execute and deliver or cause to be executed and delivered all documents, instruments, resolutions and share certificates as are necessary to effectively transfer and assign the Vendors' Shares to Pubco, free and clear of all liens, including the following:

(a) certified copies of resolutions of the directors of the Company approving this Agreement and authorizing the Share Exchange and the transactions contemplated thereby;

(b)      executed copies of this Agreement;

(c) share certificates representing the Vendors' Shares in the name of the Vendors duly endorsed for transfer;

(d) all corporate records and books of account of the Company including, minute books, share register books, share certificate books and annual reports;

(e)      the corporate seal of the Company, if available;

(f) releases, in form and substance satisfactory to Pubco, acting reasonably, executed by the Company's officers and directors in favour of the Company releasing the Company from any and all manner of actions, causes of action, suits, proceedings, debts, dues, profits, expenses, contracts, damages, claims, demands and liabilities whatsoever, in law or equity, which the Principals ever had, now have, or may have against the Company for or by reason of any matter, cause or thing whatsoever done or omitted to be done by the Principals up to the Closing Date other than in respect of obligations of the Company to the Principals arising in respect of:

         (i) earned but unpaid salary and unpaid benefits for the then current pay period, and

         (ii) any obligations pursuant to indemnities granted to the Principals by the Company in connection with acts as a director of the Company provided that such indemnities shall be ineffective in respect of any act or omission which would constitute a default or breach pursuant to this Agreement or which render any representation or warranty given hereunder untrue or inaccurate;

    (g) a closing warranty and certificate from the Principals and Company confirming that the conditions to be satisfied by the Vendors, the Principals and the Company, unless waived, set out in Section 10.1 have been satisfied at the Closing Date and that all representations and warranties of the Principals, the Vendors and the Company contained in this Agreement are true at and as of the Closing Date;

    (h) an opinion of the Company's counsel addressed to Pubco and its counsel in a form reasonably satisfactory to such counsel, substantially to the effect that:

         (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation,

         (ii) the authorized and issued share capital of the Company are as represented and warranted in this Agreement,

         (iii) such counsel is not aware of any litigation, proceedings or investigations pending or threatened against the Company not disclosed in this Agreement,

         (iv) all necessary approvals from the Company have been obtained and are in full force and effect with respect to the transfer of the Vendors' Shares to Pubco as contemplated herein; and

         (v) on such other matters as the Company and its counsel may reasonably require.

    (i) executed copies of the Certificate of Non-U.S. Shareholders and the Certificate of U.S. Shareholders, as applicable, for each of the Vendors; and

    (j) all such other documents and instruments as Pubco's solicitors may reasonably require.

12.      TRANSACTIONS OF PUBCO AT THE CLOSING

12.1     Pubco will deliver the following on or before the Closing Date:

    (a) share certificates representing the Exchange Shares registered in the names of the Vendors;

    (b)  executed copies of this Agreement;

    (c) a closing warranty and certificate from Pubco confirming that the conditions to be satisfied by Pubco, unless waived, set out in Section
         10.3 have been satisfied at the Closing and that all representations and warranties of Pubco contained in this Agreement are true at and as of the Closing Date;

    (d) an opinion of Pubco's counsel authorized to practice law in the United States, addressed to the Principals and the Company and their respective counsel in a form reasonably satisfactory to such counsel, substantially to the effect that:

         (i) Pubco has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

         (ii) the authorized and issued share capital of Pubco is as represented and warranted in this Agreement;

         (iii) such counsel is not aware of any litigation, proceedings or investigations pending or threatened against Pubco not disclosed in this Agreement;

         (iv) all necessary approvals from Pubco has been obtained and are in full force and effect with respect to the allotment, creation and issuance of the Exchange Shares as contemplated herein; and

         (v) on such other matters as Pubco and its counsel may reasonably require.

    (e) following the appointment of the incoming directors of Pubco in accordance with Section 13.1, resignations and releases in writing of any directors, as agreed to by Pubco, the Company and the Principals, to be effective upon the Closing Date;

    (f) certified copies of the resolutions of the directors of Pubco approving this Agreement and authorizing the Share Exchange;

    (g) certified copies of the resolutions of the shareholders of Pubco authorizing the Share Exchange , the change of the name of Pubco and transactions contemplated hereby;

    (h) releases, in form and substance satisfactory to the Company, acting reasonably, executed by the principals of Pubco (the "Pubco Principals") in favour of Pubco releasing Pubco from any and all manner of actions, causes of action, suits, proceedings, debts, dues, profits, expenses, contracts, damages, claims, demands and liabilities whatsoever, in law or equity, which the Pubco Principals ever had, now have, or may have against Pubco for or by reason of any matter, cause or thing whatsoever done or omitted to be done by the Pubco Principals up to the Closing Date;

    (i) all tax returns, corporate records and books of account, including minute books, annual reports and the corporate seal of Pubco, if available; and

    (j) all such other documents and instruments as the Company's and the Principals' counsel may reasonably require.

13.      OTHER CLOSING CONDITIONS

13.1 As at the Closing Date and thereafter, and until otherwise changed as provided by law, the parties agree that the board of directors of Pubco shall consist of Samuel Kovnat, Frank Rees, William Cotton, Jackson Kemper, Leonard Levie, Alan Greene, Sam Vail and Steven Tocco, who shall be appointed by the current members of Pubco's board of directors on the Closing Date. 13.2 As of the Closing Date, Pubco shall have completed the change of Pubco's name to "Flight Safety Technologies, Inc." or such other name chosen by Pubco and the Vendors (provided the name is acceptable to the applicable corporate registry).

14.      Indemnification

14.1 The Company will indemnify and hold harmless Public, Dunhill, and their respective affiliates from any liabilities, costs, claims or damages, including, without limitation, reasonable attorneys fees, which exceed $100,000 and result from a breach of any of the covenants, representations or warranties made by the Company under this Agreement.

14.2 Pubco will indemnify and hold the Company and the Vendors harmless from any liabilities, costs, claims or damages, including, without limitation, reasonable attorneys fees, which exceed $100,000 and result from a breach of any of the covenants, representations and warranties made by Pubco under this Agreement.

14.3 The Board of Directors of Pubco in good faith shall evaluate any assertion of any liabilities, costs, claims or damages arising following Closing under Section 14.2 or 14.2. The Board of Directors may determine in good faith that there are reasonable grounds to support and confirm the validity of such costs, claims or damages in excess of $100,000, whereupon it may issue shares of Pubco to the Vendors or the pre-Closing Pubco shareholders, including the Private Placement subscribers, as the case may be, in the amount of such liabilities, costs, claims or damages based upon the fair market value of the Exchange Shares as determined by the Board of Directors. Such shares shall be the exclusive remedy to compensate the parties with respect to any such liabilities, costs, claims or damages. Such shares shall be issued in proportion to the relative shareholdings of such injured group.

14.4 The indemnification obligations shall expire with respect to any liability, cost, claim or damages that is not asserted in writing prior to the expiration of any representation, warranty or covenant pursuant to Sections 8.1 and 8.2 of this Agreement.

15.      TERMINATION

15.1 Notwithstanding anything to the contrary contained herein, this Agreement will terminate if the Closing does not occur on or before July 31, 2002 or such other date as the parties may agree, or by the mutual written consent of the parties hereto.

15.2     If the Company terminates this Agreement for any reason other than:

    (a) Pubco's or Dunhill's failure to perform their respective obligations contained herein;

    (b) the Company is made to obtain approval of a majority of the Vendors' Shares on or before the Closing Date; or

    (c) the Company is not satisfied in its sole discretion with its due diligence on Pubco; then the Company shall:

         (i)   pay to Dunhill $200,000; and

         (ii) reimburse Pubco and Dunhill for their legal fees and expenses reasonably incurred in connection with this Agreement, in an aggregate amount not to exceed $50,000.

15.3 The foregoing payments to Pubco and Dunhill under Section 15.2 shall be the sole remedy of Pubco and Dunhill for termination of this Agreement in accordance with Section 15.2, and shall be paid to them as liquidated damages in recognition of the agreement of the parties hereto that said payments represent a reasonable estimate of the damages suffered by Pubco and Dunhill.

15.4 Notwithstanding Section 15.3 of this Agreement, termination shall not relieve or have the effect of resulting in relieving any party to this Agreement in any way from liability for damages incurred or suffered by any of the other parties as a result of a knowing or intentional breach by such party of any of its, his or her representations and warranties or any of its, his or her covenants, conditions or agreements set forth in this Agreement or from acting in bad faith intended and designed to result in conditions precedent to this Agreement's completion from being satisfied.

15.5 Termination of this Agreement shall not relieve any of the parties of their obligations under Section 9 of this Agreement with respect to confidentiality, which obligations shall survive such termination.

16. Expenses

16.1 Each party to this Agreement will be responsible for all of its own expenses, legal and other professional fees, disbursements, and all other costs incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement and all documents and instruments relating hereto and the consummation of the transactions contemplated hereby.

17.      TIME OF THE ESSENCE

17.1     Time is of the essence of this Agreement.

18.      FURTHER ASSURANCES

18.1 The parties will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably necessary or required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

19.      SUCCESSORS AND ASSIGNS

19.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other parties.

20.      COUNTERPARTS

20.1 This Agreement may be executed in several counterparts and by fax transmission, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. 21. electronic means 21.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

22.      NOTICE

22.1 Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered or sent by pre-paid registered mail or facsimile transmission, to the following addresses:

    (a)  If to the Vendors, the Principals and the Company:

                   Flight Safety Technologies Inc.
                   28 Cottrell Street
                   Mystic, Connecticut 06355 U.S.A.

                   Attention:       Samuel Kovnat
                   ------------------------------

                   Fax:  (806) 536-6607

                   with a copy to:

                   Joseph J. Selinger Jr.
                   Tobin, Carberry, O'Malley, Riley & Selinger, P.C. 43 Broad Street
                   New London, CT  06320

    (b)  If to Dunhill Venture Partners Corp.:

                   Suite 1500 - 885 West Georgia Street
                   Vancouver, British Columbia
                   V6C 3E8

                   Attention:       Darren Sontowski
                   ---------------------------------

                   Fax:  (604) 684-2302

                   with a copy to:

                   CLARK, WILSON
                   Barristers and Solicitors
                   800 - 885 West Georgia Street
                   Vancouver, British Columbia
                   V6C 3H1

                   Attention:  Bernard Pinsky
                   --------------------------

                   Fax: (604) 687-6314

or to such other address as any party may specify in writing to the other parties.

22.2 Any notice delivered on a business day or sent by facsimile transmission will be deemed conclusively to have been effectively given on the date notice was delivered or sent by facsimile transmission. 22.3 Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

23.      ENTIRE AGREEMENT

23.1 This Agreement contains the sole and entire agreement between the parties and any modifications must be in writing and signed by each party. The parties will in good faith investigate and negotiate the most tax effective method of carrying out the intentions of this Agreement.

24.      SCHEDULES

24.1 The Schedules attached hereto are hereby incorporated into this Agreement and form a part hereof. All terms defined in the body of this Agreement will have the same meaning in the Schedules attached hereto.

25.      SEVERABILITY

25.1 If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other covenant or other provision of this Agreement, and if such severance does not impair realization of the material benefits intended to be conferred upon each of the parties to this Agreement, this Agreement will be construed as if such invalid, illegal, or unenforceable covenant or provision had never been contained in this Agreement. All other covenants and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

26.      REMEDIES CUMULATIVE

26.1 The remedies to which any party hereto may resort are cumulative and not exclusive of any other remedies allowed by law or equity to which such party may be entitled, and such party will be entitled to pursue any and all of its remedies concurrently, consecutively, and alternatively.

27.      APPLICABLE LAW

27.1 This Agreement will be governed by and construed in accordance with the law of the state of Delaware, and the parties hereby attorn to the jurisdiction of the Courts of competent jurisdiction of the state of Delaware in any proceeding hereunder.

If you agree to the foregoing, please execute below where indicated.

DUNHILL Venture Partners Corp.

Per:       /s/  Darren Sontowski
         --------------------------------------
         Authorized Signatory

REEL STAFF, INC.

Per:      /s/ Renee McCracken
         --------------------------------------
         Authorized Signatory

FLIGHT SAFETY TECHNOLOGIES INC.

Per:      /s/ Samuel Kovnat
         --------------------------------------
         Authorized Signatory


EXECUTED by Samuel Kovnat in the presence of:         )
                                                      )
-----------------------------------------------       )
Signature                                             )
                                                      )
-----------------------------------------------           /s/ SAMUEL KOVNAT
Print Name                                            )   --------------------
                                                      )   SAMUEL KOVNAT
-----------------------------------------------
Address                                               )
                                                      )
-----------------------------------------------
                                                      )
-----------------------------------------------       )
Occupation                                            )

EXECUTED by Frank Rees in the presence of:            )
                                                      )
                                                      )
Signature                                             )
                                                      )    /s/  FRANK REES
-----------------------------------------------            --------------------
Print Name                                            )    FRANK REES
                                                      )
-----------------------------------------------
Address                                               )
                                                      )
-----------------------------------------------
                                                      )
------------------------------------------------      )
Occupation                                            )

                                   Schedule A

                           SHAREHOLDERS OF THE COMPANY

                                    No. of       No. of
                                   Vendors'     Exchange
Name of Vendor                     Shares        Shares                      Signature
--------------                     -------      ---------                   ----------

Common Stock
(24 shareholders)

Sam Kovnat                         550,000
                                                          -------------------------------------------------
Frank Rees                         550,000
                                                          -------------------------------------------------
Spencer Trask ICC                  500,000
                                                          -------------------------------------------------
Advanced Acoustic Concepts         250,000
                                                          -------------------------------------------------
E.I. Levie, SEP                    225,000
                                                          -------------------------------------------------
Alan Greene                        100,000
                                                          -------------------------------------------------
William Cotton                     200,000
                                                          -------------------------------------------------
David Tamburro                      60,000
                                                          -------------------------------------------------
Jackson Kemper                      50,000
                                                          -------------------------------------------------
Cynthia Martin                      50,000
                                                          -------------------------------------------------
G. Stewart Hall                     50,000
                                                          -------------------------------------------------
David Cryer                         50,000
                                                          -------------------------------------------------
Sonia Esposito                      35,000
                                                          -------------------------------------------------
Karen Nelligan                      30,000
                                                          -------------------------------------------------
William Rosenstadt                  25,000
                                                          -------------------------------------------------
Samuel Nelligan                     15,000
                                                          -------------------------------------------------
Maurice Nelligan                    15,000
                                                         -------------------------------------------------
William Von Winkle                  10,000
                                                          -------------------------------------------------
Robert O'Neill                      10,000
                                                          -------------------------------------------------
Azizul Quazi                        10,000
                                                          -------------------------------------------------
Others (4)                          11,000
                                                          -------------------------------------------------
Total Common Stock               2,796,000
                                                          -------------------------------------------------

                                          No. of        No. of
                                          Vendors'     Exchange
Name of Vendor                            Shares        Shares                      Signature
--------------                            -------      ---------                    ---------

Preferred Stock
(46 shareholders or contact person)

Jan Arnett                               45,454
                                                                     -------------------------------------------------
Jack Badget                              11,363
                                                                     -------------------------------------------------
James Bonvissuto                          7,576
                                                                     -------------------------------------------------
William Buchanan                          4,545
                                                                     -------------------------------------------------
John Cleary                              15,151
                                                                     -------------------------------------------------
Dennis DeLoach                            5,000
                                                                     -------------------------------------------------
William Dioguardi                        45,453
                                                                     -------------------------------------------------
Robert Durant                            15,150
                                                                     -------------------------------------------------
Keith Evans                               3,030
                                                                     -------------------------------------------------
Joseph Fabiani                            7,575
                                                                     -------------------------------------------------
Donald Farley                            10,000
                                                                     -------------------------------------------------
Elinor Finlayson                          3,030
                                                                     -------------------------------------------------
Walter Gans                               7,575
                                                                     -------------------------------------------------
Alfred Gilbert                            4,000
                                                                     -------------------------------------------------
David Goldsmith                           7,575
                                                                     -------------------------------------------------
Brice Hall                                5,769
                                                                     -------------------------------------------------
Linda Hamilton                          100,000
                                                                     -------------------------------------------------
Dennis Hess                               7,575
                                                                     -------------------------------------------------
Theodore Hodge                           15,150
                                                                     -------------------------------------------------
George Holbrook                          10,000
                                                                     -------------------------------------------------
Joseph Incandela                          7,575
                                                                     -------------------------------------------------
Alexis Kamarowsky                        30,303
                                                                     -------------------------------------------------
Shirley Keys                              7,575
                                                                     -------------------------------------------------
Sam Kovnat                                7,575
                                                                     -------------------------------------------------
Miladen Krescic                           7,500
                                                                     -------------------------------------------------
J. Allen Lamb                            15,151
                                                                     -------------------------------------------------
Tom McClain                               4,545
                                                                     -------------------------------------------------
Clyde McGregor                           30,303
                                                                     -------------------------------------------------

                                         No. of          No. of
                                         Vendors'       Exchange
Name of Vendor                           Shares          Shares                      Signature
--------------                          -------         ---------                    ---------

MA McQuade                                3,030
                                                                     -------------------------------------------------
Jerry Mendelson                           4,000
                                                                     -------------------------------------------------
Bob Montgomery                            6,000
                                                                     -------------------------------------------------
Anton Haardt                              7,575
                                                                     -------------------------------------------------
Frank Rees                                7,575
                                                                     -------------------------------------------------
Newton Robinson                           7,575
                                                                     -------------------------------------------------
Specer Trask Securities                   9,090
                                                                     -------------------------------------------------
Steve Rubin                               4,000
                                                                     -------------------------------------------------
Stan Rubin                                4,000
                                                                     -------------------------------------------------
Fredrik Schreuder                        30,303
                                                                     -------------------------------------------------
Nageen Sharma                             5,000
                                                                     -------------------------------------------------
Louis Southworth                          5,000
                                                                     -------------------------------------------------
Jim Soyak                                22,727
                                                                     -------------------------------------------------
Diana Van Ness                            3,787
                                                                     -------------------------------------------------
Larry Warner                              7,454
                                                                     -------------------------------------------------
Paul Weir                                 7,575
                                                                     -------------------------------------------------
John Wierda                               7,576
                                                                     -------------------------------------------------
Chris Wierda                              7,576
                                                                     -------------------------------------------------
Don & Sheri Yohe                         15,000
                                                                     -------------------------------------------------
Total Preferred Stock                   606,343
                                                                     -------------------------------------------------

Schedule B

                              FINANCIAL STATEMENTS
                                 OF THE COMPANY

                                   Schedule C

                          LIST OF ASSETS OF THE COMPANY

1.       Patents Issued

        Description                                                  Patent No.                    Patent Date
        -----------                                                  ---------                     -----------

        Collision Avoidance System For Use in                        US 6211,808 B1                April 3, 2001
        Aircraft - (Unicorn)

        Inventor:       Frank L. Rees
        Assignee:       Flight Safety Technologies, Inc.


        Method of Detecting Weather Conditions                       US 6,034,760 A                March 7, 2000
        in the Atmosphere - (Socrates)

        Inventor:       Frank L. Rees
        Assignee:       Flight Safety Technologies, Inc.


2.       Patent Filings / Pending

        Description                                                  Countries                     Application Number
        -----------                                                  ---------                     -------------------

        Collision Avoidance System For Use in                        International                      PCT/US00/04456
        Aircraft - (Unicorn)                                         EPO                                    00913560.9
                                                                     Japan
                                                                     Australia
                                                                     New Zealand
                                                                     Canada


        Method of Detecting Weather Conditions                       EPO                                    98953163.7
        in the Atmosphere - (Socrates)                               Norway                                   20001994
                                                                     Australia                                10606/99
                                                                     Canada                                    2308203
                                                                     Korea                             10-2000-7004343
                                                                     New Zealand                                504575
                                                                     China                                    98811438
                                                                     Japan
                                                                     Turkey
                                                                     Israel
                                                                     Saudi Arabia
                                                                     Austria

3.       Fixed Assets

         MAC 233 PC - M6709LL/B

         Stylus 740 Monitor - 867503

         Used PC - J. Falcone

         HP Pavilon 6470Z - 381078

         Sony 19" Trinitron Monitor - 366551

         Epson Stylus - 355174

         HP Scanjet 5100CSE - 926743

         Office Furniture - Various

         Fax Machine - HP 900 Series

         Used PC - H. Nyberg / MAC-DC Office

         Laser System (4-Beam) / LM - Phase I

         Laser System (4-Beam) / LM - Phase II

         Acoustic Source - (ASEWTS) / Kildare

         Scientific PC - Frank Rees - Compusa

         Maxtor HD - 60G16

         Refrigerator

         O'Neill's Used Furniture - Various

         Conference Table & (6) Chairs

                                   Schedule D

                       CONTINUING CONTRACTUAL OBLIGATIONS
                                 OF THE COMPANY


1. Teaming Agreement between Flight Safety Technologies, Inc. and Lockheed Martin Corporation, dated May 1, 1997.

2. Supply contract between Flight Safety Technologies, Inc., and the United States Department of Transportation, dated August 27, 1999.

3. Task Order from the United States Department of Transportation to Flight Safety Technologies, Inc., dated May 1, 2001.

4. Employment Agreements between Flight Safety Technologies, Inc. and each of William Cotton, David Cryer, Samuel Kovnat, and Frank Rees, dated November 3, 2000.

5. Lease Agreement for 28A Cothill Street, Mystic, Connecticut, dated March 15, 2002.

6. Consulting Agreement between Flight Safety Technologies, Inc., and Jack Ferguson Associates Inc., dated April 17, 2002.

7. Consulting Agreement between Flight Safety Technologies, Inc., and Jackson Kemper, dated January 1, 2002.

Schedule E

                       OPTIONS AND OTHER RIGHTS TO ACQUIRE
                            SECURITIES IN THE COMPANY



Outstanding share purchase warrants

Holder                                                   # of Warrants
------                                                   --------------
William Cotton                                              175,000

Spencer Trask Brokers                                       121,269

Jack Ferguson & Associates                                  100,000

DKS Capital                                                 83,5000

Jackson Kemper                                               50,000

G. Stewart Hall                                              50,000

Keith Evans                                                  50,000

Steven Tocco                                                 50,000

Sen. Larry Pressler                                          50,000
                                                  -----------------------------

Associates Investments Corp.                                 50,000

Total Common Stock Warrants                                 779,769

729,769 @  $3.30 per common share

                                   SCHEDULE F

                        WARRANTIES AND REPRESENTATIONS OF
                         THE PRINCIPALS AND THE COMPANY

Each of the Principals and the Company warrant and represent, jointly and severally, to Pubco with the intent that Pubco will rely thereon in entering into this Agreement and in concluding the Share Exchange contemplated herein, that:

    (a) the Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to enter into this Agreement and to carry out its terms;

    (b)  the authorized capital of the Company consists of:

         (i) 10,000,000 common shares, with a par value of $0.01, of which 2,796,000 common shares have been validly issued, are outstanding and are fully paid and non-assessable; and

         (ii) 5,000,000 preferred shares, of which 606,343 preferred shares have been validly issued, are outstanding and are fully paid and non-assessable.

    (c) the Vendors' Shares represent 100% of the issued and outstanding share capital of the Company;

    (d) there shall not be more than 35 "non-accredited" Vendors, as that term is defined in Rule 501 promulgated under the 1933 Act;

    (e)  all of the Vendors which are not residents of the U.S.:

         (i) are not "U.S. Persons" as such term is defined by Rule 902 of Regulation S under the 1933 Act (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.),

         (ii) were all outside the U.S. when the shareholders of the Company approved of the Share Exchange,

         (iii) acknowledge and agree the Exchange Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States,

         (iv) acknowledge and agree not to engage in hedging transactions with regard to the Exchange Shares prior to the expiration of the one
               (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the 1933 Act, and

         (v) acknowledge and agree with Pubco that Pubco shall refuse to register any transfer of the Exchange Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act.

    (f) all alterations, if any, to the respective constating documents of the Company have been duly approved by the shareholders of the Company;

    (g) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

    (h) each of the Principals does not have any specific information relating to the Company which is not generally known or which has not been disclosed to Pubco and which if known could reasonably be expected to have a material adverse effect on the value of the Vendors' Shares or on the Company;

    (i) neither the Company, nor any of the Principals have made any untrue statement to Pubco nor has any of them failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

    (j) to the best of the Principals' knowledge, all of the tangible assets of the Company are in good working order and contain no latent defects;

    (k) except as disclosed in Schedule "H" hereto, neither the Company nor any of the Principals are aware of any infringement by the Company of any registered patent, trademark or copyright;

    (l) except as disclosed in Schedule "E" hereto, no person has any agreement, right, option or privilege, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

         (i) to require the Company to issue any further or other shares in its respective capital or any other security convertible or exchangeable into shares in its respective capital or to convert or exchange any securities into or for shares in the capital of the Company,

         (ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Company,

         (iii) to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Company,

         (iv) to purchase or otherwise acquire any shares in the capital of the Company, or

         (v) which is capable of becoming an agreement for the acquisition of any of the material assets of the Company;

    (m) the Company is registered to carry on business in all jurisdictions in which it currently carries on business;

    (n) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

         (i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of the Company,

         (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which any of the Company or the Vendors are subject or constitute or result in a default under any agreement, contract or commitment to which any of the Company or the Vendors are a party,

         (iii) subject to obtaining any necessary consents of applicable regulatory authorities, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any agreement, contract, or commitment to which the Company is a party,

         (iv) give to any government or governmental authority, including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to the Company and which is necessary or desirable in connection with the conduct and operation of the business of the Company as currently conducted, or

         (v) subject to obtaining any necessary consents of applicable regulatory authorities, constitute a default by the Company or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument;

    (o) the audited consolidated financial statements of the Company for the period ending May 31, 2001 attached as Schedule "B" hereto (the "Company Financial Statements") were prepared in accordance with United States generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of the Company as at the date thereof and the results of the operations of the Company;

    (p) the revenues of the Company as reported in the Company Financial Statements have been prepared and reported in accordance with United States generally accepted accounting principles;

    (q) after the date of the Company Financial Statements, the Company has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition;

    (r)  except as disclosed in the Company Financial Statements:

         (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of the Company has been made, declared or authorized,

         (ii)  the Company is not indebted to the Vendors or any one of them,

         (iii) none of the Vendors or any other officer, director or employee of the Company is indebted or under obligation to the Company on any account whatsoever except for:

               A. Samuel Kovnat is indebted to the Company in the amount of $12,165,

               B. Frank Rees is indebted to the Company in the amount of $6,250, and

               C. Dave Cryer is indebted to the Company in the amount of $2,250;

         (iv) the Company has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

    (s) there are no material liabilities of the Company, whether direct, indirect, absolute, contingent or otherwise, which are not disclosed or reflected in the Company Financial Statements except those incurred in the ordinary course of business of the Company since the date of the Company Financial Statements and such liabilities are recorded in the books and records of the Company;

    (t) the accounts receivable of the Company shown on the Company Financial Statements or recorded in the books and records of the Company are bona fide, good and collectible without set-off or counterclaim;

    (u) the Company has good and marketable title to all of its respective assets as listed in Schedules "C", and such assets are free and clear of any financial encumbrances not disclosed in the Company Financial Statements and all machinery and equipment of any kind whatsoever comprised in such assets is in reasonable operating condition and in a state of reasonable maintenance an repair;

    (v) with respect to the Company's intellectual property, to the best of the Principals' and the Company's knowledge:

         (i)   Schedule "C" hereto contains a complete and accurate list of all:

               A. trade-names, trade-marks, service marks, business names, patents, inventions, know-how, copyright, software, source code, object code, industrial designs and all other industrial or intellectual property necessary to conduct the business of the Company,

               B.    trade-mark applications and service mark applications, and

               C.    Internet domain name registrations,

               owned by the Company setting out, in detail, the relevant dates, reference numbers and jurisdictions of each (the "Intellectual Property"),

         (ii) the Company has not licensed any of its Intellectual Property to any third party on an exclusive basis or otherwise in a manner which would limit the Company's ability to utilize the Intellectual Property, and

         (iii) neither the entering into of this Agreement nor the completion of the transactions contemplated hereby constitute or will constitute a breach of any agreement in respect of the Intellectual Property;

    (w) no person has been granted any interest in or right to use all or any portion of the Intellectual Property and the Company is not aware of a claim of any infringement or breach of any industrial or intellectual property rights of any other person by the Company, nor has the Company received any notice that the conduct of the business of the Company, including the use of the Intellectual Property, infringes upon or breaches any industrial or intellectual property rights of any other person, and the Company, after due inquiry, does not have any knowledge of any infringement or violation of any of its rights in the Intellectual Property;

    (x) the conduct of the business of the Company does not infringe upon the patents, trade marks, licences, trade names, business names, copyright or other industrial or intellectual property rights, domestic or foreign, of any other person and the Company is not aware of any state of facts that casts doubt on the validity or enforceability of any of the Intellectual Property;

    (y) other than approvals and filings required under applicable securities laws, no authorization, approval, order, license, permit or consent of any governmental authority, regulatory body or court, and no registration, declaration or filing by of the Company with any such governmental authority, regulatory body or court is required in order for the Company to complete the contemplated purchase and sale, to duly perform and observe the terms and provisions of this Agreement, and to render this Agreement legal, valid, binding and enforceable in accordance with its terms;

    (z) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending, or to the knowledge of the Principals, threatened against or affecting either of the Company at law or in equity or before or by any court or federal, state, municipal or other governmental authority, department, commission, board, tribunal, bureau or agency;

    (aa) there is no litigation, proceeding or governmental investigation in progress, pending, threatened or contemplated against or relating to the Company, the business of the Company, or the transactions contemplated by this Agreement;

    (bb) the corporate records of the Company, as required to be maintained under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and all material transactions of the Company have been properly recorded in its books or filed with their records;

    (cc) the Company holds all permits, licenses, consents and authorizations issued by any governmental authority which are necessary in connection with the operation of its business and the ownership of its properties and assets;

    (dd) the Company has filed all necessary tax returns and in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, incorporation capital tax returns, if required, and any other material reports and information required to be filed by the Company with any governmental authority;

    (ee) the Company has paid all income, sales and capital taxes payable by it as when and due; the Company has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; the Company has paid all instalments of corporate taxes due and payable, and there is not presently outstanding nor does the Company expect to receive any notice of reassessment from any applicable tax collecting authority;

    (ff) the Company nor any employer which is associated, related to or otherwise connected to the Company, is a party to any collective agreement relating to the Company's business with any union, association of employees or bargaining agent, and no part of such business, or any associated, related or otherwise connected business or the Company, is bound by any such collective agreement or has been certified as a unit appropriate for collective bargaining and there are no proceedings or applications for certification which are or could result in an obligation of or be binding upon the Company or any employer which is associated, related to or otherwise connected to the Company;

    (gg) to the best of such Company's and the Principals' knowledge, there are no complaints filed by any of the Company's employees against it nor are there any facts or circumstances that may give rise to any complaints claiming that the Company has violated any applicable employee or human rights or similar legislation in jurisdictions where the Company's business is conducted or any complaints or proceedings of any kind involving the Company;

    (hh) there are no pension, profit sharing, incentive, bonus, group insurance or similar plans or other compensation plans affecting the Company;

    (ii) the Company has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its respective authorized capital;

    (jj) other than as disclosed in Schedule "D" hereto, the Company has no outstanding material contractual obligations whatsoever relating to or affecting the conduct of their businesses or any of its property or assets or for the purchase, sale or leasing of any property other than those contracts entered into by the Company in the course of its normal and ordinary day to day business;

    (kk) other than as disclosed in Schedule "D" hereto, there are no management contracts or consulting contracts to which the Company is a party or by which it is bound, and save and except as disclosed in the Audited Financial Statements or the Unaudited Financial Statements, no amount is payable or has been agreed to be paid by the Company to any person as remuneration, pension, bonus, share of profits or other similar benefit and no director, officer or member, or former director, officer or member, of the Company, nor any associate or affiliate of any such person, has any claim of any nature against, or is indebted to, either of the Company;

    (ll) there has been no material adverse change in financial condition and position of the Company and no damage, loss, destruction or other change in circumstances materially affecting the respective businesses, property or assets of the Company or its right or capacity to carry on business since the dates of the Company Financial Statements;

    (mm) the Company has not waived or surrendered any right of substantial value and has not made any gift of money or of any property or assets; and

    (nn) Neither the Company nor the Principals are, or have been, the subject of any order, determination or investigation by the Securities Exchange Commission, a state securities regulator or any other regulatory authority for breach of applicable rules, policies or laws, except Samuel Kovnat is subject of an investigation by U.S. DOD regarding a consulting agreement with an unrelated company and activities thereunder.

Schedule G

                     WARRANTIES AND REPRESENTATIONS OF PUBCO

Pubco warrants and represents to the Vendors and the Company, with the intent that the Principals and the Company will rely thereon in entering into this Agreement and in concluding the Share Exchange contemplated herein, that: ]

    (a) Pubco is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada and has the power, authority and capacity to enter into this Agreement and to carry out its terms; Pubco was formed on May 21, 2001 and prior to that date did not operate any type of business in any manner which could be attributed to or be considered an act of Pubco;

    (b)  as at the date hereof, the authorized capital of Pubco consists of:

         (i) no more than 100,000,000 common shares, with a par value of $0.001 per share, of which no more than 5,700,000 common shares have been validly issued, are outstanding and are fully paid and non-assessable, exclusive of securities issued pursuant to the Private Placement, and

         (ii)  a class of preferred shares, of which none have been issued;

    (c) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of Pubco and this Agreement constitutes a legal, valid and binding obligation of Pubco, enforceable in accordance with its terms except as limited by laws of general application affecting the rights of creditors;

    (d) no consent, approval, notification, order or authorization of, or registration, declaration or filing with, any governmental authority is required by or with respect to Pubco in connection with the execution and delivery of this Agreement by Pubco or the consummation by Pubco of the transactions contemplated hereby, except for such consents, approvals, notifications, orders, authorizations, registrations, declarations, qualifications or filings as may be required by the National Association of Securities Dealers and under applicable federal and state securities laws in connection with the transactions set forth herein;

    (e) since its formation, there has been no litigation, proceeding, customer complaint or governmental investigation made, taken, threatened or contemplated against or relating to Pubco, the business of Pubco, or the transactions contemplated by this Agreement;

    (f) the Exchange Shares to be issued hereunder will, when issued, be validly issued, fully paid and non-assessable;

    (g) there are no orders ceasing or suspending trading in the securities of Pubco and, to the best of the knowledge of Pubco, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

    (h) on the Closing Date, Pubco shall have no existing or contingent financial liabilities or outstanding indebtedness, direct or indirect;

    (i) Pubco does not have any information relating to Pubco which has not been disclosed to the Company or the Principals and which if known could reasonably be expected to have a material adverse effect on the value of the Exchange Shares or on Pubco;

    (j) Pubco has not made any untrue statement to the Company or the Vendors nor has it failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

    (k) Pubco is not aware of any infringement by Pubco of any registered patent, trademark or copyright; except for a Service Mark registered in California, Pubco does not possess any patent, trademark, service mark, copyright or other intellectual property; since its formation, Pubco has not produced nor owns any licensed software products;

    (l) Pubco has had adequate opportunity to obtain from representatives of the Company such information, in addition to the representations set forth in this Agreement, as is necessary to evaluate the merits and risks of an investment in the Vendors' Shares and Pubco has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Vendors' Shares to be issued to Pubco pursuant to the terms of this Agreement and to make informed investment decisions with respect to such investment;

    (m) exclusive of securities issued pursuant to the Private Placement, no person has any agreement, right, option, warrant, pledge, lien, privilege, right of first refusal, right of first offer, restriction on transfer, encumbrances, voting trusts, voting proxies, shareholders agreements, registration or pre-emptive rights agreements, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

         (i) to require Pubco to issue any further or other shares of its capital or any other security convertible or exchangeable into shares of its capital or to convert or exchange any securities into or for shares of its capital,

         (ii) for the issue or allotment of any of the authorized but unissued shares in the capital of Pubco,

         (iii) to require Pubco to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of Pubco,

         (iv) to purchase or otherwise acquire any shares in the capital of Pubco, or

         (v) which is capable of becoming an agreement for the acquisition of any of the material assets of Pubco, and

         (vi) there exists no rights of first refusal or first offer or other restrictions on transfer, pledges, liens and other encumbrances, voting trusts, voting proxies or other shareholders' or voting rights agreements, shareholder buy/sell agreements and registration or pre-emptive rights agreements, other contracts, arrangements or public or private documents or commitments relating to the stock of Pubco;

    (n) Pubco is registered to carry on business in Nevada and California and since its formation, has not conducted nor applied to conduct business in any other state, country or geographical location; Pubco has never conducted its business under any other assumed name or other name;

    (o) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

         (i) conflict with or result in a breach of or violate any of the terms, conditions, or provisions of the constating documents of Pubco,

         (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which Pubco is subject or constitute or result in a default under any agreement, contract or commitment to which any of Pubco is a party,

         (iii) subject to obtaining any necessary consents of applicable regulatory authorities, give to any person any remedy, cause of action, right of termination, cancellation or acceleration in or with respect to any agreement, contract, or commitment to which Pubco is a party,

         (iv) give to any government or governmental authority, including any governmental department, commission, bureau, board, or administrative agency any right of termination, cancellation, or suspension of, or constitute a breach of or result in a default under any permit, license, control, or authority issued to any of the entities and which is necessary or desirable in connection with the conduct and operation of the business of Pubco as currently conducted, or

         (v) subject to obtaining any necessary consents of applicable regulatory authorities, constitute a default by Pubco or an event which, with the giving of notice or lapse of time or both, might constitute an event of default or non-observance under any agreement, contract, indenture or other instrument relating to any indebtedness of Pubco which would give any person the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture, or other instrument;

    (p) the audited financial statements of Pubco for the year ending December 31, 2001 filed with the SEC on EDGAR (the "Pubco Financial Statements") were prepared in accordance with United States generally accepted accounting principles applied on a basis consistent with prior reporting periods, are true and correct in every material respect and present fairly and accurately the financial condition and position of Pubco as at the date thereof and the results of the operations of Pubco. Any and all financial statements, records, correspondence, ledgers, memorandum or budgets relating to Pubco and its operations have either been submitted to the Company or are on file with the SEC; there are no communications from Pubco's lawyers to auditors in connection with the preparation of the financial statements, and no records relating to accounts receivable ageing reports or accounts payable aging schedules are maintained or have ever been maintained by Pubco;

    (q) Pubco has good and marketable title to all of its respective assets and such assets are free and clear of any financial encumbrances not disclosed in the Pubco Financial Statements; the only real or personal property owned by Pubco since its formation has been in the form of currency and/or commercial paper as indicated in its SEC filings. The only leased property of Pubco has been an office in a building owned individually by the President of Pubco. No activities conducted or being conducted upon said leased premises by Pubco would invoke any federal, state or local building code, zoning or environmental regulation. Pubco is not a party to any option agreement relating to any real or material personal property;

    (r) Pubco has not guaranteed, or agreed to guarantee, any indebtedness or other obligation of any person except as described in the Pubco Financial Statements;

    (s) the corporate records of Pubco, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and all material transactions of Pubco have been promptly and properly recorded in its books or filed with its records. Other than Consents of Directors given May 22, 2001, May 25, 2001, July 15, 2001, November 15, 2001 and October 30, 2001, there are no documents containing minutes of any meetings of stockholders, Board of Directors, partners, managers, members, governing board or governing committees;

    (t) Pubco holds and has provided copies to the Company of all permits, licenses, consents certifications, qualifications and authorizations issued by any governmental authority which are necessary in connection with the operation of its business and the ownership of its assets; the only material reports, forms or other documents filed with any governmental or regulatory authority by Pubco were to the Secretary of States for California and Nevada, NASD and the SEC and any such documents have been provided to, or are accessible by, the Company, Pubco has received no reports, notices or correspondence relating to any purported violation or infringement of any governmental law, rule, guideline or regulation. No regulatory actions or investigations have been taken against Pubco;

    (u) Pubco has filed, and provided copies to the Company, all necessary tax returns and in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, incorporation capital tax returns, if required, and any other material reports and information required to be filed by Pubco with any governmental authority;

    (v) Pubco has paid all income, sales and capital taxes payable by it as and when due; Pubco has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; Pubco has paid all instalments of corporate taxes due and payable and there is not presently outstanding nor does Pubco expect to receive any notice of reassessment from any applicable tax collecting authority;

    (w) Pubco has no outstanding material contractual obligations whatsoever relating to or affecting the conduct of its businesses or any of its assets or for the purchase, sale or leasing of any assets other than those contracts entered into by Pubco in the course of its normal and ordinary day-to-day business; Pubco has never entered into any government contract and has never been subject to any government debarments or other disqualification to be a government contractor;

    (x) there are no employment, management, non-competition, or consulting contracts or arrangements to which Pubco is a party or by which it is bound, and save and except as disclosed in the Pubco Financial Statements. No amount is payable or has been agreed to be paid by Pubco to any person as remuneration, pension, bonus, share of profits or other similar benefit and no current or former director, officer, partner, manager, employee, relative or member of Pubco, nor any associate or affiliate of any such person has any claim of any nature against, or indebted to, Pubco. Pubco has granted no written power of attorney to any individual or entity for that individual or entity to act on behalf of Pubco;

    (y) there has been no material adverse change in the financial condition and position of Pubco and no damage, loss, destruction or other change in circumstances materially affecting the business, property or assets of Pubco or its right or capacity to carry on business since the dates of the Pubco Financial Statements;

    (z) Pubco has not waived or surrendered any right of substantial value and has not made any gift of money or of any property or assets;

    (aa) Pubco understands and agrees that none of the Vendors' Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States, or, directly or indirectly, to U.S. Persons, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

    (bb) Pubco is not a subsidiary of any other entity or organization and Pubco does not itself possess any subsidiary in any form. Pubco has made no equity investment nor owns any interest, directly or indirectly in any corporation, limited liability company, partnership, joint venture or other entity;

    (cc) Pubco has never been party to any agreement relating to any acquisition, alliance, partnership, joint venture, business combination or any material acquisition, divestiture or disposition of assets;

    (dd) but for Pubco's filings with the SEC and its Private Placement Memorandum, dated May 25, 2001, no other material information or documents have been furnished to shareholders or directors which has not been provided to the Company;

    (ee) for its entire existence, Pubco has solely utilized attorneys from the Stepp Law Group in Newport Beach, California and accountants from Quitanilla Accountancy Corporation in Laguna Niguel, California. For its entire existence, Pubco has not utilized any management consultants or independent business advisors and there exists no appraisals, reports, recommendations or stock valuations which have not been provided to the Company;

    (ff) all information relating to operational matters of Pubco have been included in its SEC filings; at no time has Pubco maintained or held any material type of inventory; there are no outstanding purchase or service orders. Pubco has entered into no supply, sales, franchise, distribution, commission, agency or representative contracts since its formation other than those with Stepp Law Group as its attorneys and Quitanilla Accountancy Corporation as its accountants;

    (gg) Pubco has never had any paid employees and therefore has never offered any welfare benefit plans (as defined in ERISA) and has not participated in any tax qualified pension benefit plan (as defined in ERISA) including, without limitation, pension, profit-sharing, stock bonus, Section 401(k) and employee stock ownership plans. Pubco has never offered any welfare benefit plans (as defined in ERISA). Pubco is not a party to any collective bargaining agreement or confidentiality agreement;

    (hh) Pubco has purchased no liability insurance of any type since its formation;

    (ii) since is formation, Pubco has operated as a service provider and has not designed, manufactured, contracted for, sold or given away any product either as a single item or in conjunction with its services; and

    (jj) the officers and directors of Pubco have reviewed the sections entitled "RISK FACTORS', "DIVIDEND POLICY" and "BUSINESS" of the Private Placement Memorandum dated July 5, 2000 (the "Memorandum") of the Company and understand the information contained therein and have had access to the same kind of information which would be available with respect to the Company or in a registration statement filed by the Company under the Securities Act, including, without limitation, its audited Financial Statements for its fiscal year ending May 31, 2001 and its interim unaudited Financial Statements for the quarter ending February 28, 2002;

    (kk) the Memorandum has not been reviewed by an federal, state or other regulatory authority and neither the Securities and Exchange Commission nor any State Securities Commission has passed upon or endorsed the merits of or confirmed the accuracy or determine the adequacy of the Memorandum;

    (ll) all documents, records and books pertaining to the Company have been made available for inspection by Pubco;

    (mm) all of the securities and shares of stock issued to date by Pubco have been offered and sold by Pubco in compliance with all applicable state and federal securities laws; Pubco registered 2,423,750 shares of its issued and outstanding common stock with the SEC under Section 5 of the 1933 Act pursuant to a Form SB-2 dated October 29, 2001 and under
         Section 12(g) of the Exchange Act pursuant to a Form 8-A dated November 1, 2001; Pubco has filed with the SEC, all forms, reports, schedules, statements and other documents required to be filed or furnished by it under the Exchange Act or the 1933 Act (the "Pubco SEC Documents") and confirms that:

         (i) true and accurate counterparts of all the Pubco SEC Documents are posted on Edgar,

         (ii) the Pubco SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading,

         (iii) the Pubco SEC Documents comply in all material respects with the applicable requirements of the Exchange Act and the 1933 Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and

         (iv) the Pubco SEC Documents have not been the subject of any order by the SEC;

    (nn) the officers and directors of Pubco are aware of and have been provided all documents and information necessary to evaluate the Company and the Share Exchange, including, without limitation:

         (i) the Company is in the development stage and has not commenced significant commercial operations;

         (ii) subsequent to this Share Exchange the present shareholders of the Company are expected as a group to own approximately 55% of the issued and outstanding shares of Pubco,

         (iii) the existing Shareholders of Pubco will own as a group approximately 37% of the issued and outstanding shares of Pubco subsequent to the Share Exchange,

         (iv) as a condition of the Share Exchange, Pubco will issue approximately one million (1,000,000) of its shares in a private placement to new investors in order to raise funding for the Company and such group of new investors will own approximately 8% of the issued and outstanding shares of Pubco subsequent to the Share Exchange,

         (v) upon Closing of the Share Exchange, the current Board of Directors of the Company will replace the current directors of Pubco, all of whom will resign upon closing of the Share Exchange, (vi) the new Board of Directors intends to continue the present management of the Company as the management of Pubco on terms and conditions substantially similar to their existing employment agreements with the Company,

         (vii) the Board of Directors and management of the Company intend to continue to carry on the business of the Company as described in the Memorandum,

         (viii) the Board of Directors and management of the Company may merge or consolidate the Company and Pubco into or with each other and, until such merger or consolidation is completed, continue such business of the Company as a subsidiary of Pubco,

         (ix)  the name of Pubco will be changed to the name of the Company,

         (x)   the domicile of Pubco may be changed to Delaware, and

         (xi) subsequent to the Share Exchange, the Company intends to, and Pubco may implement, a 401(k) and performance based incentives for management, subject to the approval of its Board of Directors.

                                   Schedule H

                           CLAIMS AGAINST THE COMPANY

                                   Schedule I

                       CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of the Exchange Shares by Reel Staff, Inc. ("Pubco") to the undersigned, pursuant to the Share Exchange Agreement, dated ___________________, 2002, among Dunhill, the Company, and certain Principals of the Company the undersigned hereby acknowledges, agrees, represents and warrants that:

    (a) none of the Exchange Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

    (b) other than as set out in the Agreement, Pubco has not undertaken, and will have no obligation, to register any of the Exchange Shares under the 1933 Act;

    (c) Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate of Non-U.S. Shareholder (the "Certificate"), and the undersigned will hold harmless Pubco from any loss or damage it may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

    (d) the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Exchange Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

    (e) none of the Exchange Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Exchange Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board;

    (f) neither the Securities and Exchange Commission (the "SEC") nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Exchange Shares;

    (g) the undersigned is the sole registered holder and beneficial owner of such number of common shares (the "Undersigned's Shares") in the capital of the Company as is set opposite the undersigned's name on Schedule "A" to the Agreement;

    (h) the Undersigned's Shares are free and clear of all liens, any actual, pending or threatened hold periods, trading restrictions, lien charges, claims, options, set-offs, encumbrances, voting agreements, voting trusts, escrow restrictions or other limitations or restrictions of any nature whatsoever, except as expressly provided for or disclosed herein;

    (i) the undersigned does not have any interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of, the Company other than their ownership of the Undersigned's Shares;

    (j) the undersigned has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and will on the Closing Date have the right to transfer the legal and beneficial title and ownership of the Undersigned's Shares to Pubco;

    (k) the undersigned has had adequate opportunity to obtain from representatives of Pubco such information, in addition to the representations set forth in the Agreement, as is necessary to evaluate the merits and risks of the undersigned's investment in the Exchange Shares and the undersigned has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Exchange Shares to be issued to the undersigned pursuant to the terms of the Agreement and to make informed investment decisions with respect to such investment;

    (l)  the undersigned is not a U.S. Person;

    (m) the undersigned is not acquiring the Exchange Shares for the account or benefit of, directly or indirectly, any U.S. Person;

    (n) the undersigned is outside the United States when receiving and executing this Certificate and is acquiring the Exchange Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Exchange Shares;

    (o) the undersigned understands and agrees that the Exchange Shares have not been and will not be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

    (p) the undersigned understands and agrees that offers and sales of any of the Exchange Shares prior to the expiration of the distribution compliance period (as that term is defined in Regulation S) (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

    (q) the undersigned understands and agrees not to engage in any hedging transactions involving any of the Exchange Shares unless such transactions are in compliance with the provisions of the 1933 Act;

    (r) the undersigned understands and agrees that Pubco will refuse to register any transfer of the Exchange Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

    (s) the undersigned acknowledges that the undersigned has not acquired the Exchange Shares as a result of, and will not themselves engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Exchange Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Exchange Shares; provided however that each of the Vendors may sell or otherwise dispose of any the Exchange Shares pursuant to registration of any of the Exchange Shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

    (t) the undersigned is acquiring the Exchange Shares under the exemption from prospectus requirements of the applicable provincial securities legislation and accordingly such Exchange Shares may only be sold, disposed or otherwise transferred pursuant to an exemption from prospectus requirements of such applicable securities laws;

    (u) the undersigned is not aware of any advertisement of any of the Exchange Shares;

    (v) no person has made to the undersigned any written or oral representations:

         (i)   that any person will resell or repurchase any of the Exchange
               Shares;

         (ii) that any person will refund the purchase price of any of the Exchange Shares;

         (iii) as to the future price or value of any of the Exchange Shares; or

         (iv) that any of the Exchange Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Exchange Shares on any stock exchange or automated dealer quotation system; and

    (w) the certificate evidencing the Exchange Shares will bear the following legends:

         "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

         NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT." ;

EXECUTED by                               )
                                          )
--------------------------------------
in the presence of:                       )
                                          )
---------------------------------------   )   ------------------------------
Signature                                 )   Signature
                                          )
--------------------------------------    )
Print Name                                )   Print Name: ------------------
                                          )
--------------------------------------
Address                                   )   Address: ---------------------
                                          )
--------------------------------------        ------------------------------
                                          )
---------------------------------------   )
Occupation                                )

                                   Schedule J

                         CERTIFICATE OF U.S. SHAREHOLDER

In connection with the issuance of the Exchange Shares by Reel Staff, Inc. ("Pubco") to the undersigned, pursuant to the Share Exchange Agreement, dated _______________________, 2002, among Pubco, the Company, and certain Principals of the Company, the undersigned hereby acknowledges, agrees, represents and warrants that:

    (a) none of the Exchange Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

    (b) other than as set out in the Agreement, Pubco has not undertaken, and will have no obligation, to register any of the Exchange Shares under the 1933 Act;

    (c) Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate of U.S. Shareholder (the "Certificate"), and the undersigned will hold harmless Pubco from any loss or damage it may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

    (d) the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Exchange Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

    (e) none of the Exchange Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Exchange Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the National Association of Securities Dealers, Inc.'s Over-the-Counter Bulletin Board;

    (f) neither the Securities and Exchange Commission (the "SEC") nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Exchange Shares;

    (g) the undersigned is the sole registered holder and beneficial owner of such number of common shares (the "Undersigned's Shares") in the capital of the Company as is set opposite the undersigned's name on Schedule "A" to the Agreement;

    (h) the Undersigned's Shares are free and clear of all liens, any actual, pending or threatened hold periods, trading restrictions, lien charges, claims, options, set-offs, encumbrances, voting agreements, voting trusts, escrow restrictions or other limitations or restrictions of any nature whatsoever, except as expressly provided for or disclosed herein;

    (i) the undersigned does not have any interest, legal or beneficial, direct or indirect, in any shares of, or the assets or business of, the Company other than their ownership of the Undersigned's Shares;

    (j) the undersigned has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and will on the Closing Date have the right to transfer the legal and beneficial title and ownership of the Undersigned's Shares to Pubco;

    (k) the undersigned has had adequate opportunity to obtain from representatives of Pubco such information, in addition to the representations set forth in the Agreement, as is necessary to evaluate the merits and risks of the undersigned's investment in the Exchange Shares and the undersigned has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Exchange Shares to be issued to the undersigned pursuant to the terms of the Agreement and to make informed investment decisions with respect to such investment;

    (l) the undersigned understands and agrees that Pubco will refuse to register any transfer of the Exchange Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

    (m) the undersigned is acquiring the Exchange Shares under the exemption from prospectus requirements of the applicable provincial securities legislation and accordingly such Exchange Shares may only be sold, disposed or otherwise transferred pursuant to an exemption from prospectus requirements of such applicable securities laws;

    (n) the undersigned is not aware of any advertisement of any of the Exchange Shares;

    (o) no person has made to the undersigned any written or oral representations:

         (i)   that any person will resell or repurchase any of the Exchange
               Shares;

         (ii) that any person will refund the purchase price of any of the Exchange Shares;

         (iii) as to the future price or value of any of the Exchange Shares; or

         (iv) that any of the Exchange Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Exchange Shares on any stock exchange or automated dealer quotation system;

    (p) the undersigned is acquiring the Exchange Shares solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Exchange Shares or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Exchange Shares or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act and applicable state securities or "blue sky" laws, or pursuant to an exemption therefrom;

    (q) the entire legal and beneficial interest of the Exchange Shares that the undersigned is acquiring is being acquired for, and will be held for, the undersigned's account only, and neither in whole nor in part for any other person or entity;

    (r) the undersigned has received all such information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in making an investment in the Exchange Shares, including but not limited to Pubco's Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Pubco (the "Disclosure Documents");

    (s) the undersigned realizes that the Exchange Shares involve a high degree of risk and are a speculative investment, and that the undersigned is able, without impairing the undersigned's financial condition, to hold the Exchange Shares for an indefinite period of time;

    (t) the undersigned recognizes that there is no assurance of future profitable operations and that investment in Pubco involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Exchange Shares;

    (u) the financial condition and investment of the undersigned are such that the undersigned is in a financial position to hold the Exchange Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Exchange Shares;

    (v) the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Exchange Shares, or has a pre-existing personal or business relationship with Pubco or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Pubco or such other person;

    (w) the undersigned has carefully read the Disclosure Documents and Pubco has made available to the undersigned or the undersigned's advisors all information and documents requested by the undersigned relating to investment in the Exchange Shares, and has provided answers to the undersigned's satisfaction to all of the undersigned's questions concerning Pubco;

    (x) if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Exchange Shares (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

    (y) the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or the undersigned's representatives, if any, in making the decision to acquire the Exchange Shares and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

    (z) all information which the undersigned has provided concerning the undersigned is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Exchange Shares, the undersigned will immediately provide such information to Pubco;

    (aa) the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Exchange Shares;

    (bb) the undersigned is an "accredited investor," as defined in Rule 501 of the 1933 Act. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

                  _____    Category 1.     A bank, as defined in Section 3(a)(2)
                                           of the Securities Act, whether acting
                                           in its individual or fiduciary
                                           capacity; or

                  _____    Category 2.     A savings and loan association or
                                           other institution as defined in
                                           Section 3(a) (5) (A) of the
                                           Securities Act, whether acting in its
                                           individual or fiduciary capacity; or

                  _____    Category 3.     A broker or dealer registered
                                           pursuant to Section 15 of the
                                           Securities Exchange Act of 1934; or

                  _____    Category 4.     An insurance company as defined in
                                           Section 2(13) of the Securities Act;
                                           or

                  _____    Category 5.     An investment company registered
                                           under the Investment Company Act of
                                           1940; or

                  _____    Category 6.     A business development company as
                                           defined in Section 2(a) (48) of the
                                           Investment Company Act of 1940; or

                  _____    Category 7.     A small business investment company
                                           licensed by the U.S. Small Business
                                           Administration under Section 301(c)
                                           or (d) of the Small Business
                                           Investment Act of 1958; or

                  _____    Category 8.     A plan established and maintained by
                                           a state, its political subdivision or
                                           any agency or instrumentality of a
                                           state or its political subdivisions,
                                           for the benefit of its employees,
                                           with assets in excess of $5,000,000;
                                           or

                  _____    Category 9.     An employee benefit plan within the
                                           meaning of the Employee Retirement
                                           Income Security Act of 1974 in which
                                           the investment decision is made by a
                                           plan fiduciary, as defined in Section
                                           3(21) of such Act, which is either a
                                           bank, savings and loan association,
                                           insurance company or registered
                                           investment advisor, or an employee
                                           benefit plan with total assets in
                                           excess of $5,000,000 or, if a
                                           self-directed plan, the investment
                                           decisions are made solely by persons
                                           who are accredited investors; or

                  _____    Category 10.    A private business development
                                           company as defined in Section 202(a)
                                           (22) or the Investment Advisers Act
                                           of 1940; or

                  _____    Category 11.    An organization described in Section
                                           501(c)(3) of the Internal Revenue
                                           Code, a corporation, a Massachusetts
                                           or similar business trust, or a
                                           partnership, not formed for the
                                           specific purpose of acquiring the
                                           Interest, with total assets in excess
                                           of $5,000,000; or

                  _____    Category 12.    A director or executive officer of
                                           Pubco; or

                  _____    Category 13.    A natural person whose individual net
                                           worth, or joint net worth with that
                                           person's spouse, at the time of this
                                           purchase exceeds $1,000,000; or

                  _____    Category 14.    A natural person who had an
                                           individual income in excess of
                                           $200,000 in each of the two most
                                           recent years or joint income with
                                           that person's spouse in excess of
                                           $300,000 in each of those years and
                                           has a reasonable expectation of
                                           reaching the same income level in the
                                           current year; or

                  _____    Category 15.    A trust, with total assets in excess
                                           of $5,000,000, not formed for the
                                           specific purpose of acquiring the
                                           Interest, whose purchase is directed
                                           by a sophisticated person as
                                           described in SEC Rule 506(b)(2)(ii);
                                           or

                  _____    Category 16.    An entity in which all of the equity
                                           owners are accredited investors;


    (cc) the undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE
         BELOW:

         _____ The undersigned, either alone or with the undersigned's representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Exchange Shares. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Exchange Shares. In addition, the amount of the undersigned's investment in the Exchange Shares does not exceed ten percent (10%) of the undersigned's net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Exchange Shares;

    (dd) THE EXCHANGE SHARES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME; and

    (ee) the certificate evidencing the Exchange Shares will bear the following legend:

         NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT."



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EXECUTED by                                 )
                                            )
---------------------------------------
in the presence of:                         )
                                            )
---------------------------------------     )   -----------------------------
Signature                                   )   Signature
                                            )
---------------------------------------
Print Name                                  )   Print Name: -----------------
                                            )
---------------------------------------
Address                                     )   Address: --------------------
                                            )
---------------------------------------
                                            )
                                            )
Occupation                                  )






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Schedule K

                                Reel Staff, Inc.
                                ----------------
                             Term Sheet - May, 2002
                             ----------------------

Issuer: Reel Staff, Inc. ("Reel Staff " or the "Company"), a corporation existing under the laws of the State of Nevada.

Offering Size:                      Up to US$2,075,000 (two million,
                                    seventy-five thousand US dollars).

Type of Security:                   Up to 1,037,500 (one million thirty-seven
                                    thousand five hundred) Units, each Unit
                                    consisting of one Common Share and one-half of one Warrant to acquire another Common
                                    Share.

Price per Unit:                     US$2.00 (two dollars).

Use of Proceeds:                    US$575,000 to be used for an investor
                                    relations program to be administered by
                                    Dunhill Venture Partners Corp., as directed by the Company, and for payment of the expenses for the filing of the Registration
                                    Statement (as defined herein). The remainder to be used for working capital.

Warrant: Each whole Warrant will entitle the holder to acquire one Common Share on or before two years from the Closing at US$2.00 per Common Share, subject to adjustment.

Subscribers:                        "Offshore Investors" as defined by
                                    Regulation S or "Accredited Investors" as defined under Rule 501(a) of Regulation D of the Securities Exchange Commission promulgated under the Securities
                                               Act of 1933.

Closings:                           June, 2002, or such other date as
                                    the parties mutually agree.

Anti-Dilution:                      The Subscribers shall be granted a bonus
                                    warrant (the "Bonus Warrant") to acquire additional Common Shares in accordance with the formula below, at a price of US$0.001 per additional Common Share for a period of one year following Closing, if at any time the Company shall issue or sell any additional Common Shares to a third party other than the Subscriber in exchange for consideration in an amount per additional
                                    Common Share which is less than US$2.00 per additional Common Share.



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


                                    The number of additional Common Shares which the Bonus Warrant holder will be entitled to acquire upon any such issuance shall be determined by multiplying the Unit Price by a fraction:

                                    (i)   the numerator of which shall be equal
                                          to the total number Common Shares
                                          originally acquired by the Subscriber,

                                    (ii)  the denominator of which shall be
                                          equal to the price per Common Share
                                          for the additional Common Shares, and

                                    (iii) then subtracting the total number of
                                          Shareholder's Shares originally
                                          acquired from the foregoing.

                                    No adjustment of the number of Common Shares for which the Bonus Warrant shall be granted upon the issuance of any additional Common Shares which are issued pursuant to the exercise of any currently outstanding warrants or other subscription or purchase rights, or pursuant to the exercise of any conversion or exchange rights or pursuant to the granting or exercise of any incentive based stock options issued by the Company to any employees consultants or strategic partners.

Registration:                       The Company agrees to file a registration
                                    statement on Form SB-2 (the "Registration
                                    Statement") registering the Units, being comprised of the Common Shares and the Common Shares underlying the Warrants, within one hundred and fifty (150) days of the Closing Date. The Company will cause the registration statement to become effective within five (5) days of SEC clearance to request acceleration of effectiveness.

Non-Registration                    Bonus: In the event the Company is unable to
                                    register the Units within the required time, the Company will issue as a penalty an additional 10% of the Units purchased by the Subscriber.



                                       57
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                                   SCHEDULE L

                            Investor Relations Budget
                            -------------------------